UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2004

Commission File Number	Exact names of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	IRS Employer Identification Number
1-15929 1-8349 1-3382 1-3274	PROGRESS ENERGY, INC.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA PROGRESS CORPORATION
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: Florida

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
Telephone: (727) 820-5151
State of Incorporation: Florida
56-2155481 59-2147112 56-0165465 59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Florida Progress Corporation, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not be deemed to be filed or disclosed by any other registrant listed above.

Section 8 — Other Events

Item 8.01 Other Events.

On December 8, 2004, the Progress Energy, Inc. (the “Company”) Board of Directors approved a Voluntary Enhanced Retirement Program (the “Program”) for 2005.

Key provisions of the Program include the following:

o	The Program will be available to all active, regular full-time employees who are age 50 and older and vested in their retirement plan benefit as of March 31, 2005. Progress Energy employees generally vest in their retirement plan benefit after five years; however, bargaining and nonbargaining pension plan vesting rules vary and eligibility will be based on the respective governing plan documents.

o	To be eligible for the Program, employees must also be active, regular, full-time employees from December 31, 2004 through March 31, 2005.

o	Eligible employees will also be offered other health and welfare retiree benefits at either full cost or Company subsidized rates.

Approximately 3,500 of the Company’s 15,300 employees meet the eligibility requirements of the Program.

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this combined Form 8-K that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company, Florida Progress Corporation, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., nor Florida Power Corporation d/b/a Progress Energy Florida, Inc. undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
FLORIDA PROGRESS CORPORATION,
CAROLINA POWER & LIGHT COMPANY
d/b/a PROGRESS ENERGY CAROLINAS, INC. and
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By: /s/ Geoffrey S. Chatas
         Geoffrey S. Chatas
         Executive Vice President and
         Chief Financial Officer

Date: December 14, 2004